8. LONG-TERM NET INVESTMENT IN DIRECT FINANCING AND SALES-TYPE LEASES	6 Months Ended
Jun. 30, 2015
Leases [Abstract]
NOTE 8. LONG-TERM NET INVESTMENT IN DIRECT FINANCING AND SALES-TYPE LEASES

The following lists the components of the long-term net investment in direct financing and sales-type leases (in thousands):

	June 30,	December 31,
	2015	2014
	(unaudited)

Minimum lease payments receivable	$205,690	$373,054
Less: Allowance for doubtful accounts	(3)	(22)
Net minimum lease payments receivable	205,687	373,032
Less: unearned interest income	(13,452)	(27,879)

Long-term net investment in direct financing and sales-type leases	192,235	345,153
Less: Current maturities of long-term net investment in direct financing and sales-type leases	(173,315)	(285,983)

Long-term net investment in direct financing and sales-type leases, net of current maturities	$18,920	$59,170

Long-term net investment in direct financing and sales-type leases arises from the sale of commercial vehicles, for which the Company enters into monthly installment arrangements with its customers for approximately 2 years. The legal titles of the commercial vehicles are transferred to the customer when all the outstanding lease payments are fully settled. There is no unguaranteed residual value at the end of the lease upon the transfer of the lease. As of June 30, 2015 and December 31, 2014, the aggregate effective interest rate on direct financing and sales-type leases is approximately 13.31% and 12.71% per annum, respectively.

At June 30, 2015, future minimum lease payments are as follows (in thousands):

	Years Ending December 31,
	2015	2016	2017	Total

Net minimum lease payments receivable	$127,262	$75,354	$3,071	$205,687
Less: unearned interest income	(9,282)	(4,076)	(94)	(13,452)
Long-term net investment in direct financing and sales-type leases	$117,980	$71,278	$2,977	$192,235